AMENDMENT NO. 16
                                       TO
                          CONTRACT NO. SS/L-TP93002-01
                                       AND
                               SPACE SYSTEMS/LORAL
                                       FOR
                        DELIVERY OF CD RADIO DARS SYSTEM


THIS CONTRACT AMENDMENT NO. 16 (the "Amendment") is entered into as of 4 August 1997, between CD RADIO INC. (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

        WHEREAS, Contractor and Purchaser are parties to Contract No. SS/L-TP93002-01 dated March 2, 1993, as amended by the parties thereto, most recently pursuant to Contract Amendment No. 15 dated 31 July 1997 (as so amended, the "Contract").

        WHEREAS, Contractor and Purchaser desire to amend the Contract to add delivery of a third satellite, to provide for the deferral of Purchaser payments, and to effect other miscellaneous modifications to the Contract,

        NOW, THEREFORE, in consideration of the mutual covenants and conditions in this Amendment, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. For the purposes identified herein, the replacement or new Contract pages, attached to this Amendment as Exhibit A and incorporated herein by reference, are hereby substituted for existing pages in the Contract, in their entirety, as follows:

Existing Page          Replacement/
Page (Removed)         New Pages                                     Purpose
--------------         ------------       ---------------------------------------------------------------
i, ii                  i, ii              Revised Table of Contents

iii                    iii                Revised list of Appendices and Attachments

2                      2                  Addition of 3rd Satellite to Witnesseth

3, 5                   3, 5               Revision to Definitions

6                      6                  Revise Exhibits A-D dates/Delete Exhibit E articles 2.2 and 2.3

7                      none               Delete Launch Vehicle Interface provision

8-9                    8-9                Revise Deliverable items and schedule

9                      9                  Revise Late Delivery Penalties schedule

10-11                  10-11              Revise Early Delivery Incentive schedule

13                     13                 Revise Contract Price to include 3rd satellite

14                     14                 Insert reference to revised Payment Plan
                                          Change escalation date

15                     15, 15.1           Deletion of Article 5.4, Letter of Credit
                                          Add provision and terms for payment deferrals

16                     16                 Revise launch vehicles to be used

18-19                  18-19              Delete requirement for Letter of Credit

20, 21                 20, 21             Revision to Final Acceptance

22                     22, 22.1           Revision to Title and Risk of Loss

26                     26                 Revision to Satisfactory Operation

27                     27                 Revise Additional Satellite Option

28                     28                 Delete Command Encryption - Additional Satellite

Existing Page          Replacement/
Page (Removed)         New Pages                                     Purpose
--------------         ------------       ---------------------------------------------------------------
29                     29                 Revision to Successful Injection Definition

30                     30                 Addition of Insurance Option, Article 16

31-33                  31-33              Revisions to Article 17

41                     41                 Add Property Insurance Certification

45                     45                 Deletion of reference to Letter of Credit

50                     50                 Changes in Uplink frequencies

52                     52                 Update Option Period in Article 29

57-58                  57-58              Delete TT&C Ground Station Option

59                     59, 59.1           Revision of Ground Storage Option

62                     62                 Changes in notification requirements

66                     66                 Deletion of Command Encryption Option

67                     67                 Revised ROM for Extended Mission
                                          Operations Support Option

68                     68                 Revision to Support for Investigation of Satellite Anomalies

71                     71                 Delete Article 44, Agreement Expiration

A-1, A-1a              A-1, A-2           Revised Payment Plan

B-1 to B-3             B-1                Delete Letter of Credit

D-1                    none               Delete Letter of Credit Amounts

        2. DEFINED TERMS. All capitalized terms in this Amendment, not otherwise defined herein, shall have the meanings ascribed to them in the Contract.

        3. RATIFICATION AND AFFIRMATION. The Contract, as modified by the express terms of this Amendment, is hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

        IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the date first above written.


CONTRACTOR:                            PURCHASER:
SPACE SYSTEMS/LORAL, INC.              CD RADIO INC.
By:       /S/ R.A. HALEY               By:   /S/ DAVID MARGOLESE
   -------------------------              -------------------------
   Name: R.A. HALEY                       Name: DAVID MARGOLESE
   Title: VICE PRESIDENT & CFO            Title: CHAIRMAN AND CHIEF EXECUTIVE
                                                 OFFICER


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                                                                SS/L-TP93002-01
                                                                   Amendment 16




                                       CONTENTS

ARTICLE                                                                     PAGE

1       DEFINITIONS...........................................................3

2       SCOPE OF WORK.........................................................6

3       DELIVERABLE ITEMS AND DELIVERY SCHEDULE...............................8

4       PRICE................................................................13

5       PAYMENTS.............................................................14

6       PURCHASER FURNISHED ITEMS............................................16

7       RESERVED.............................................................18

8       INSPECTION, INTERIM AND FINAL ACCEPTANCE.............................20

9       F.O.B. POINT, TITLE, AND RISK OF LOSS................................22

10      ACCESS TO WORK IN PROGRESS...........................................23

11      TAXES AND DUTIES.....................................................24

12      IN-ORBIT CHECK-OUT...................................................25

13      SATISFACTORY OPERATION...............................................26

14      ADDITIONAL SATELLITE OPTION..........................................27

15      SUCCESSFUL INJECTION.................................................29

16      INSURANCE OPTION.....................................................30

17      OPTION FOR LAUNCH ON A FOREIGN LAUNCH VEHICLE .......................31

18      FORCE MAJEURE........................................................34

19      PURCHASER'S DELAY OF WORK............................................36

20      RIGHT IN DATA........................................................37

21      PATENT INDEMNITY.....................................................39

22      INDEMNITY - PERSONAL INJURY/PROPERTY DAMAGE..........................41

23      RESERVED.............................................................42

24      DEFAULT..............................................................43

25      WARRANTY.............................................................47

26      DISPUTES AND ARBITRATION.............................................49

27      CHANGES..............................................................50

28      MISCELLANEOUS PROVISIONS.............................................51

29      LAUNCH DATES.........................................................52


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                                                                   Amendment 16



30      INTER-PARTY WAIVER OF LIABILITY......................................53

31      AUTHORITY OF THE PURCHASER'S REPRESENTATIVE..........................54

32      PUBLIC RELEASE OF INFORMATION........................................55

33      FUNCTIONS NOT THE RESPONSIBILITY OF THE CONTRACTOR ..................56

34      RESERVED.............................................................57

35      SATELLITE GROUND STORAGE OPTION......................................59

36      NOTICES..............................................................62

37      ASSIGNMENT...........................................................63

38      DELAYED LAUNCH OF A SATELLITE........................................64

39      RESERVED.............................................................66

40      EXTENDED MISSION OPERATIONS SUPPORT OPTION...........................67

41      SUPPORT FOR INVESTIGATION OF SATELLITE ANOMALIES.....................68

42      INSURANCE............................................................69

43      MISSION OPERATIONS SUPPORT...........................................70

44      DARS LICENSE.........................................................71

45      STANDARD OF CONDUCT..................................................72

46      ORDER OF PRECEDENCE..................................................73



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                                                                SS/L-TP93002-01
                                                                   Amendment 16





APPENDICES AND ATTACHMENTS

Attachment      A    Payment Plan

                B    Reserved

                C    Non-Disclosure Agreement




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                                                                SS/L-TP93002-01
                                                                   Amendment 16



                                      WITNESSETH


WHEREAS, the Purchaser desires to procure three Satellites for the CD Radio DARS System and retain the option to purchase one more Satellite of the identical design and certain services from the Contractor for use on the CD Radio DARS System;

WHEREAS the Contractor is willing to furnish such Satellites and certain services as stated herein, in consideration of the Price and other terms and conditions of this Contract;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:



                                         2




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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 1.     DEFINITIONS.

The following terms shall have the meanings assigned to them, (unless the context requires otherwise,) in this Contract:
        1.1    The "Purchaser" means CD Radio Inc.

        1.2    The "Contractor" means Space Systems/Loral.

        1.3 The "Parties" means the Purchaser and the Contractor who are the principals of this Contract.

        1.4 "Contract" means this executed procurement Contract and its Exhibits, plus any amendments thereto, to which the Parties agree in writing.

        1.5 "Satellite" or "Spacecraft" shall mean the CD Radio DARS System Satellites (DARS) contemplated by and to be supplied to the Purchaser under this Contract, and which are capable of being placed in a geostationary orbit.

        1.6 "Mission Operations Support Services" shall mean the services performed by the Contractor including orbit raising of the Satellite and in-orbit testing of the Satellite.

        1.7 "Terminated Ignition" for Ariane 5 shall mean, for each Satellite separately, that Intentional Ignition has occurred and is not followed by the ignition of at least one of the solid propellant booster(s). "Terminated Ignition" for Ariane 4 shall mean, for each Satellite separately, that Intentional Ignition has occurred and is not followed by the ignition of the first stage engines of the Launch Vehicle and opening of the table clamps. "Terminated Ignition" for Atlas shall mean, for each Satellite separately, that Intentional Ignition has occurred and is not followed by the release of the Launch Vehicle from the launcher holddown restraints.

        1.8 "Launch Vehicle" means the expendable Launch Vehicle used for the Launch of the CD Radio DARS Satellites, as shall be designated by the Purchaser in writing.


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                                                                SS/L-TP93002-01
                                                                   Amendment 16



        1.17 "Intentional Ignition" means the start of the ignition process for the purpose of Launch, which is the time at which the command signal is sent to the Launch Vehicle.

        1.18 "Launch Pad" shall mean the designated area at the Launch Site from which the Satellite will be launched.


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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 2.     SCOPE OF WORK

2.1     WORK EFFORT
        The Contractor shall provide the necessary personnel, material, services, and facilities, to manufacture, test and deliver to the Launch Site, or storage as specified in Sub-Article 3.3, three complete communications Spacecraft in accordance with the Satellite Performance Specification, Exhibit B to this Contract, and perform the services described in Exhibit A, Statement of Work, (except those items of hardware and services listed as "optional", unless such options are exercised by the Purchaser in accordance with the terms of this Contract), to the extent specified in this Contract, and to perform the work required hereunder in accordance with the Exhibits and Annexes listed below, which are attached hereto and made a part hereof by reference: 2.1.1 Exhibit A, Statement of Work (SOW)
               Revision 1, dated 16 July 1997
        2.1.2  Exhibit B, Satellite Performance
               Specification, Revision 4, dated 15 July 1997
        2.1.3  Exhibit C - Product Assurance Program Plan,
               Revision 2, dated 15 January 1997
        2.1.4  Exhibit D - Test Plan,
               Revision 2, dated 15 January 1997



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                                                                   Amendment 16



Intentional Left Blank



                                         7



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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 3.     DELIVERABLE ITEMS AND DELIVERY SCHEDULE

        3.1    SATELLITE DELIVERY
        Each of the Satellites shall be delivered for Launch in accordance with the provisions of Exhibit A, with such delivery being deemed to have occurred at the time of arrival at the launch base. Written authorization to ship a Satellite will be provided by the Purchaser at the conclusion of Interim Acceptance for that satellite. For a Satellite delivered into storage pursuant to Article 35, delivery shall be deemed to have occurred when the Satellite arrives at the designated storage site.

        3.2    DELIVERY OF SERVICES
        Delivery of services shall be deemed to have occurred when the said services have been completed in accordance with the requirements of Exhibit A.

        3.3    DELIVERABLE ITEMS
        The goods and services to be delivered and the corresponding delivery schedule under this Contract are as follows:


ITEM     DESCRIPTION              DELIVERY SCHEDULE       PLACE OF DELIVERY
1        First Satellite          11 August 1999          Launch Site
         (FM 1)
         Second                   5 months following      Launch Site
         Satellite (FM 2)         delivery of first
                                  satellite
         Third Satellite (FM 3)   11 months after         Purchaser
                                  delivery of second      designated CONUS
                                  satellite               storage site
2        Optional Satellite       Per Sub-Article         Purchaser
                                  14.2                    designated CONUS
                                                          storage site
3        Launch Support (Atlas    Commencing 6 weeks      Launch Site
         Launch) for FM I and     prior to Launch per
         FM 2                     Exhibit A
4        Mission Operations       Per Exhibit A           Per Exhibit A
         Support Services
         FM 1 and FM 2

                                                                SS/L-TP93002-01
                                                                   Amendment 16



ITEM     DESCRIPTION              DELIVERY SCHEDULE       PLACE OF DELIVERY
5        Launch/Insurance         As Required             N/A
         Management Support
         Services for FM 1 &
         FM 2
6        Data and                 Per Exhibit A           Per Exhibit A
         Documentation
7        Training                 Per Exhibit A           Palo Alto, CA
                                                          New York, NY
8        Option for Launch on a   Per Article 17          Launch Site
         Foreign Launch Vehicle
9        Insurance Option         Per Article 16          N/A

Note: Contractor acknowledges Purchaser's desire for an accelerated delivery schedule for the second Satellite. Contractor will as a goal endeavor to meet Purchaser's desired delivery date of October 1999 for this Satellite.


        3.4    LATE DELIVERY PENALTIES
        In the event that a flight Spacecraft is not delivered by the stipulated date plus thirty (30) days (grace period) in accordance with the provisions of this Contract, the Price specified in Article 4 - PRICE shall, unless such delays are excusable within the meaning of Article 18
        - FORCE MAJEURE, be reduced as follows:

               Each Spacecraft
               CALENDAR DAYS DELIVERY IS LATE      PRICE REDUCTION
               32st through 120th                  $15,000 per day
               Maximum Price Reduction             $1,350,000.00



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                                                                SS/L-TP93002-01
                                                                   Amendment 16



        After 120 days delivery delay, the Purchaser may invoke Article 24 - DEFAULT.

        3.5    DELAY OF LAUNCH WHICH IS NOT DUE TO LATE DELIVERY BY THE
               CONTRACTOR
               Notwithstanding the provision of Sub-Article 3.4 above, if the Contractor is able to meet the scheduled Launch date of a particular Spacecraft, or a Launch date that is rescheduled due to no fault of the Contractor, and the Contractor is able to deliver the Satellite in order to meet the rescheduled Launch date, then no reduction in the Price specified in Article 4 - PRICE, shall be made.

        3.6    PAYMENT OF LATE DELIVERY PENALTIES
               Any late delivery penalties incurred by the Contractor for a particular Satellite shall be paid by the Contractor at the time of Launch of that particular Satellite. The Contractor shall wire transfer the amount of the late delivery penalties to the bank specified by the Purchaser.


        3.7    LIMIT OF LIABILITY
        EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, THE CONTRACTOR SHALL NOT BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR LOST REVENUES OR PROFITS DUE TO LATE DELIVERY OF ANY ITEMS, INCLUDING BUT NOT LIMITED TO THE SATELLITES REQUIRED TO BE DELIVERED UNDER THIS CONTRACT.


        3.8    EARLY DELIVERY INCENTIVES
               In the event that a flight Spacecraft is delivered any time prior to one month after the stipulated date in accordance with the provisions of this Contract, and the Purchaser is able to take advantage of the early delivery by scheduling an earlier Launch date, then the Contractor shall be entitled to earn an Early Delivery Incentive payment for each day the Spacecraft is delivered prior

                                                                SS/L-TP93002-01
                                                                   Amendment 16



        to one month after the scheduled delivery date up to the amount of days that the Purchaser is able to advance the Launch date from the original scheduled Launch , as follows:

                      EACH SPACECRAFT
                      CALENDAR DAYS DELIVERY IS EARLY     INCENTIVE RATE

                      1st through 90th                    $15,000 per day
                      Maximum Price Increase              $1,350,000.00.

               In the event that the Contractor is able to deliver any of the Spacecraft earlier than one month after the scheduled delivery date but the Purchaser is not able to arrange an earlier Launch Date, then the Contractor shall be entitled to earn the following early delivery incentive:

                      EACH SPACECRAFT
                      1st through 30th day                $1,350 per day

        3.9    PAYMENT OF  EARLY  DELIVERY  INCENTIVES
               Any Early Delivery Incentives earned by the Contractor for a particular Satellite shall be paid by the Purchaser at the time of delivery of that particular Satellite.

        3.10   EARNED DELIVERY INCENTIVES FOR A STORED SATELLITE
               In the event any Satellite is delivered early and is subsequently stored pursuant to Article 35 - SATELLITE GROUND



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


                                                                SS/L-TP93002-01
                                                                   Amendment 16



4.      PRICE

               The price to be paid by the Purchaser to the Contractor for performance of the Scope of Work set forth under items 1,3, 4, 5, 6 and 7 of Article 3, DELIVERABLE ITEMS AND DELIVERY SCHEDULE, is Two Hundred Seventy-One Million Seven Hundred Fifty Thousand Dollars ($271,750,000). This price includes the first payment to be made in accordance with the Payment Plan, Attachment A hereto, and said first payment is non-refundable in the event of cancellation. In the event that the above price is escalated through operation of terms of this Contract, then the price escalation shall not be applied to the amounts of the first and second payments as identified in the Payment Plan, Attachment A.

               This price does not include any of the options available to the Purchaser under the terms of this Contract. In the event that the Contractor receives a contract from one or more customers, other than CD Radio Inc., for a Satellite procurement intended to provide direct audio radio service in the United States of America, then the Purchaser shall receive a refund on the above Price for a percentage of the non-recurring effort charged to CD Radio Inc. in the above Price. The calculation of the refund shall be based on the amount of non-recurring effort that is common to the Programs. This non-recurring Price shall be divided between the Programs. Any portion of the non-recurring Price that is unique to the CD Radio DARS System Satellites shall not be included in the calculation of the refund.



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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 5.     PAYMENTS

        5.1    MILESTONES

        Payments by the Purchaser to the Contractor of the Price set forth in
        Article 4, shall be in accordance with the Payment Plan, Attachment A, Revision 1 which is attached and incorporated into this Amendment 15.

        5.2    ESCALATION

        The prices, for options in this Contract, and provided for under Article 4, shall be escalated in accordance with the formula provided below from November 1996 to the date an option is exercised, and the Parties agree that the price stated in Article 4 shall be escalated through September 1997 when the Bureau of Labor Statistics (BLS) data, as required, is available.

        Adjustment = 100% Price x Labor E/Labor B
                                    where
               Labor B = BLS 3721 (Average aircraft hourly earnings, excluding lump sum payments, for November 1996)

               Labor E = BLS 3721 (Average aircraft hourly earnings, excluding lump sum payments, for the month in which an option is exercised, or, in the case of Article 4, through September 1997.

        5.3    PAYMENT CONDITIONS

        All payments by the Purchaser shall be due in accordance with the Program Payment Plan, Revision 1, Attachment A hereto. The Contractor shall submit an invoice for the applicable amount 30 days prior to the payment due date. For any invoice for payment associated with the completion of a deliverable item, Contractor shall provide evidence, in the form of a certification, of the completion of such item. In the event that the Purchaser does not make payment by the said due date, the Purchaser shall be liable to pay the Contractor interest at the rate of LIBOR + 2% per annum on the unpaid balance until such time as payment is made by the Purchaser. All payments to the Contractor from the Purchaser shall be in United States Dollars and shall be made by electronic funds transfer (EFT) to the following account:



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                                                                SS/L-TP93002-01
                                                                   Amendment 16



               BAND OF AMERICA, NT & SA
               SPACE SYSTEMS/LORAL
               ACCOUNT NO. 75-69165
               CHICAGO, ILLINOIS
               ABA #071-000-039

        or other such accounts as the Contractor may specify from time to time in written notices to the Purchaser.

        5.4    RESERVED

        5.5    PAYMENTS ASSOCIATED WITH OPTIONS

        In the event that the Purchaser exercises any of the options provided for under this Contract, then the Payment Plan, Attachment A, shall be amended to incorporate the Price of the option(s)

        5.6    DEFERRAL OF PAYMENT

        Contractor agrees to deter payment of Ten Million Dollars (US $l0,000,000) for each of the two Satellites, in Milestones 6 and 8 of Attachment A. The total amount to be deferred is Twenty Million Dollars (U.S. $20,000,000). Purchaser shall pay one half of the deferred amount 27 months after delivery to the Launch Site of each Satellite and the other one half for each Satellite 365 days thereafter. These deferred four schedule payments are represented by Milestones 24 through 27 in Attachment A. However, in the event of a Satellite or launch failure, Purchaser shall pay the full deferred amount for that satellite no later than one hundred twenty (120) days after the date of the failure.

        If Purchaser elects to exercise the Ground Storage option under Article 35, Purchaser shall pay the full deferred amount for that Satellite within sixty (60) days of the option exercise date.

        As a condition to the making and continued availability of the deferral, Purchaser agrees to provide to SS/L the same terms, covenants, and security interest in Purchaser's properties and assets, which properties and assets, in the reasonable judgment of SS/L, are substantially the same nature and quality and have substantially equivalent value (relative to the maximum aggregate amount of the secured obligations) as the properties and assets of Purchaser and its subsidiaries, which at the time, and from time to time,

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                                                                SS/L-TP93002-01
                                                                   Amendment 16



        secure the obligations of Purchaser and its subsidiaries under any and all of its loan, credit and other similar agreements. In the event no secured obligations of an equal or greater amount and duration exist to form the basis for establishing the terms, covenants, and security interest for the purposes of this Article, the Parties agree to negotiate in good faith a reasonable security interest. The terms, covenants, and security interest will be specified in a Deferral Agreement which will be signed by both parties.




                                         15.1


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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 6.     PURCHASER FURNISHED ITEMS

        6.1    LAUNCH VEHICLE AND RELATED SERVICES

        The Purchaser is responsible for furnishing the Launch Vehicles and Launch Vehicle Adapters and related services and Satellite space on an Atlas or Ariane expendable three stage Launch Vehicles.

        6.2    LAUNCH BASE FACILITIES

        The Purchaser shall arrange with the Launch Agency to make available to the Contractor, on a rent-free basis, the facilities, items and services set forth in the documents required by the Launch Agency deliverable under Annex 2 of Exhibit A to this Contract. Specification and delivery schedules for such items shall be established at the Critical Design Review (CDR) and may be revised later by mutual agreement if considered necessary as a result of review meetings at the Launch Agency.

        6.4    LAUNCH BY FOREIGN LAUNCH VEHICLE

        In the event that is decided by the Purchaser to Launch a Satellite on a Ariane Launch Vehicle, then the Purchaser agrees to abide by the provisions of Article 17 for such a Launch.

        6.5    FACILITIES FOR IOT

        The Purchaser shall make available to the Contractor the use of the Purchaser's Satellite Control facilities and access to the Satellite for the purposes of in-orbit testing of the Satellite.

        6.6    SPACECRAFT MONTHLY REPORTS

        The Purchaser shall provide to the Contractor, no less frequently than monthly during the on-orbit life of each Satellite, an informal letter report which shall describe the



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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 7.     Reserved.



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                                                                   Amendment 16



Intentionally Left Blank

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                                                                SS/L-TP93002-01
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ARTICLE 8.     INSPECTION, INTERIM AND FINAL ACCEPTANCE

        8.1    INSPECTIONS AND TESTING OF SATELLITES

        The Satellites shall be subjected to inspection and acceptance testing in accordance with Exhibit A, Statement of work, Exhibit C, Product Assurance Plan and Exhibit D, Test Plan. The Purchaser shall have the right to conduct inspections of the Satellite and witness acceptance testing in accordance with the paragraph below, and to examine the test data resulting from such tests. The Contractor will give reasonable advance notice to the Purchaser, when practicable, as to the time such tests will be conducted and the nature of the test. Failure of the Purchaser to witness the tests shall not prevent the tests from proceeding.

        8.2    INTERIM ACCEPTANCE OF THE SATELLITE

        The Satellite(s) will be inspected and subject to interim Acceptance by the Purchaser at the Contractor's Palo Alto facility. Upon completion of the Purchaser's inspection of the Satellite and upon satisfactory completion of the acceptance testing by the Contractor, the Purchaser shall provide written notice to the Contractor of its interim Acceptance of a Satellite. This written Interim Acceptance shall be provided at the Satellite Preshipment Review, to be held in Palo Alto, prior to the shipment of the Satellite to the Launch Site.

        8.3    FINAL ACCEPTANCE OF THE FIRST AND SECOND SATELLITE

        When the first and second Satellites arrive at the Launch Site, inspection and verification testing will be performed by the Contractor to make sure that no damage occurred to the Satellite(s) during shipment to the Launch Site. The Satellite will be tested at the Launch Site in accordance with the requirements of Exhibit D, Test Plan

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                                                                SS/L-TP93002-01
                                                                   Amendment 16



        and following successful completion of those tests the Purchaser shall provide the Contractor with written notice of Final Acceptance of the Satellite at the conclusion of the Satellite Launch Readiness Review in accordance with Exhibit A, Statement of Work.

        8.4    FINAL ACCEPTANCE OF THE THIRD SATELLITE

        Final acceptance of the third Satellite shall occur upon delivery of such Satellite to Purchaser's designated CONUS ground storage facility.

        8.5 FINAL ACCEPTANCE OF THE TT & C GROUND EQUIPMENT (IF APPLICABLE)

        Upon completion of the Purchaser's inspection of the equipment and upon satisfactory completion of the preshipment review the Purchaser shall provide written notice to the Contractor that the Ground Station Equipment is acceptable for shipment to the Purchaser's New York, NY site. The Contractor shall conduct the Final Acceptance test at the Purchaser's earth station in New York, NY not less than three months prior to the first Launch and assemble a "punchlist" of deficiencies that are subject to correction prior to the Purchaser's Final Acceptance of the equipment. The Purchaser shall provide written notice to the Contractor that the Ground Station Equipment is finally accepted upon correction of the deficiencies contained on the "punchlist".

                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 9.     F.O.B. POINT, TITLE, AND RISK OF LOSS

        9.1    TITLE AND RISK OF LOSS

        The title, risk of loss and/or damage for the first and second Satellite to be delivered hereunder shall pass to the Purchaser at the time of Launch of the Satellite or in accordance with the requirements of
        Article 35 hereof in the case of a Satellite delivered for storage. Title for the third Satellite to be delivered hereunder shall pass to Purchaser at the time of shipment to the Purchaser designated CONUS storage site. Risk of Loss for the third Satellite shall pass to Purchaser upon delivery of the Satellite to the Purchaser CONUS designated storage site. Neither the Contractor nor any of its subcontractors or suppliers at any tier shall be liable to the Purchaser or its agents, representatives, or customers (including insurers of Satellite(s)) for loss of or damage to a Satellite after launch, regardless of the cause or theory. The Contractor's sole responsibility in the event of such loss or damage shall be as set forth in Sub-Article
        25.1. In the event that the contractor furnishes post-launch mission or operational support under this or any related agreements with the Purchaser, the Contractor and its subcontractors and suppliers shall have no liability for loss of, or damage to, the Satellite(s) arising from or related to that provision of such support. The Purchaser agrees to indemnify and hold harmless the Contractor for all costs, expenses and losses of the Contractor that result from claims or litigation based upon the contractor's alleged responsibility, or liability, or the alleged responsibility of the Contractor's subcontractors or suppliers for loss of, or damage to, the Satellite(s) occurring after Launch, regardless of the cause or theory.

        9.2    F.O.B. POINT

        The F.O.B. point shall be the designated Launch Pad.

                                                                SS/L-TP93002-01
                                                                   Amendment 16



        9.3    TERMINATED IGNITION CONTINGENCY SUPPORT

        In the event of the occurrence of a terminated ignition of the Launch Vehicle used for the Launch of the first and second Satellite to be delivered hereunder, the Parties agree that unless Purchaser provides a stop work order to Contractor within eight (8) hours of such event, Purchaser agrees to have Contractor re-assume Title of the Satellite and immediately commence work subsequently required to ready the Satellite for a Launch Vehicle relaunch (including, as applicable, demating and defueling of Satellite, procurement of applicable insurance(s), Contractor taking re-possession of the Satellite upon its removal from the Launch vehicle, storage, shipping of Satellite back to Palo Alto, refurbishing, retesting, reshipping, and re-initiation and performance of a subsequent Launch, and any other related effort). It is agreed by the Parties that such support shall be provided at Purchaser's expense and shall be subject to an equitable adjustment to the Contract for schedule and the price of such work as mutually agreed to by the Parties. Equitable adjustment for such work and all affected terms of this Contract, its Exhibits and Schedule(s), as applicable, shall be negotiated within thirty (30) days of the terminated ignition event or as otherwise agreed to by the Parties.

        In such event where Contractor proceeds with the terminated ignition contingency support as described in this Article 9.3, the application of
        Article 25 shall also apply.

        In such event where Contractor proceeds with the terminated ignition contingency support and pending final negotiation of an equitable adjustment, both as described in this Article 9.3, the Parties agree to perform their respective obligations described elsewhere in this Contract.



                                         22.1

                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 13.  SATISFACTORY OPERATION

        13.1   DEFINITION

        For purposes of calculating In-Orbit Check Out amount, the term "Satisfactory Operation" means that the Satellite is in conformance with the requirements set forth in Exhibit B Satellite Performance Specification to this Contract, taking into account tolerances for measurement accuracy; provided, however, that any failure of the satellite to meet the performance specified in said Exhibit which is capable of being corrected by switching to one redundant unit in the Satellite within 30 minutes after said failure is discovered, shall not be deemed as causing nonconformance to said Exhibit.

                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 14.  ADDITIONAL SATELLITE OPTION

        14.1   ORDER FOR OPTIONAL SATELLITE

        The Purchaser may, at its option to be exercised in writing at any time on or before 10 Mar 1999, order the Contractor to produce and deliver an additional Satellite identical to those being furnished pursuant to
        ARTICLE 2 -SCOPE OF WORK.

        14.2   DELIVERY OF OPTIONAL SATELLITES

        If the optional Satellite in ordered on or before 10 Mar 1998, then the delivery of the optional Satellite shall be six months following the delivery of the third Satellite ordered hereunder. If the optional Satellite is ordered after 10 Mar 1998, then the delivery of this optional Satellite shall be 28 months after the option is exercised, or six months following the delivery of the third Satellite ordered hereunder, whichever is later.

        14.3   OPTION PRICES

        The Prices for ordering an additional Satellite is as shown in the tables below:

                           Ordered             Ordered
                           on or before        between
                           10 Mar 1998         11 Mar 1998 and 10 Mar 1999

        Satellite
        at Delivery        $82,000,000         $86,500,000

        The above Prices shall be escalated in accordance with the formula provided in Article 5, from November 1996 to the date of option exercise.

                                         27


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                                                                SS/L-TP93002-01
                                                                   Amendment 16



        14.4   PAYMENT PLAN

        A Payment Plan for an optional Satellite ordered on or prior to 10 March 1998 is included in the Payment Plan, Attachment A. A Payment Plan for an optional Satellite order in the period from 11 March 1998 to 10 March 1999 is also included in Attachment A.

        14.5   TERMS AND CONDITIONS

        In the event that the option provided for under this Article is exercised by the Purchaser, then the terms and conditions of this Contract shall be applicable to such option (unless the Parties agree otherwise), except for the financial provisions of the Contract which will be modified to reflect the procurement of the additional optional Satellite.



                                         28


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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 15.  SUCCESSFUL INJECTION

        15.1   DEFINITION

        Injection of a Satellite shall be considered successful if both of the following circumstances occur:

               a. No damage occurs to the Satellite which can be shown to have resulted from Launch Vehicle failure or malfunction.

               b. The elements of the transfer orbit attained by the Launch Vehicle and Launch Vehicle orientation at the time of separation of the Satellite from the launch vehicle are within the 3-sigma limits of the Launch Vehicle performance established by the Contractor.

        15.2   UNSUCCESSFUL INJECTION

        If the transfer orbit attained by the Launch Vehicle or Launch Vehicle orientation at the time of separation of the Satellite from the Launch Vehicle are outside the 3-sigma limits, the Satellite injection shall be considered unsuccessful. However, the Contractor shall use its best efforts to utilize the propulsion capabilities of the Satellite to achieve a successful final orbit.

        Notwithstanding achievement of successful final orbit, this situation shall be treated as an "Unsuccessful Injection." Payment of the amount specified in the Payment Plan for in-orbit check out shall be made and the Purchaser shall then have the right to use said Satellite for any purpose without incurring any obligation to the Contractor.



                                         29


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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 16.  INSURANCE OPTION

        16.1   EXERCISE OF OPTION

        Purchaser may, at its option, to be exercised in writing up to twelve
        (12) months prior to the scheduled delivery date of the first and second Satellite, order Contractor to procure insurance on a specified Launch Vehicle to cover the risk of loss to the applicable Satellite for the period of time from Launch (as defined in this Contract) through launch as defined in the applicable Launch Services Agreement.

        16.2   PRICE AND PAYMENT TERMS

        Upon written receipt by Contractor of Purchaser's election to exercise this option, Contractor shall provide Purchaser with the Price and payment terms for this option within thirty (30) days. If Purchaser accepts Contractor's Price and payment terms, then the exercise of this option shall be subsequently effected through an amendment to this Contract.

        16.3   RISK OF LOSS

        Subsequent to agreement by the Parties on the Price and applicable terms for this option, the Parties agree that risk of loss of the affected Satellite(s) shall pass at the end of the period covered by this insurance option.

        16.4   TERMS AND CONDITIONS

        In the event that the option provided for under this Article 16 is procured by Purchaser, the remaining terms and conditions of this Contract, as applicable, and, as modified in this Article 16, shall apply.



                                         30


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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 17.  OPTION FOR LAUNCH ON A FOREIGN LAUNCH
               VEHICLE FOR FM 1 AND FM 2

        17.1 The Purchaser shall have the option to choose to Launch the first and second Satellites procured under this Contract on an Ariane Launch Vehicle. Should the Purchaser select this option, it must be exercised within six months after 11 September 1997. Costs Associated with the Launch on an Atlas Launch Vehicle are included in the Price provided for in Article 4 - Price.



        17.2   ADDITIONAL COSTS ASSOCIATED WITH A FOREIGN LAUNCH VEHICLE

        The Parties recognize that there is an additional cost to the Contractor associated with providing Launch services to support a Launch on a foreign Launch Vehicle other than on an Atlas Launch Vehicle. In the event that this option is exercised, the additional Price to be paid to the Contractor shall be as follows:

               Ariane Launch        $525,000 per Satellite
               (SATELLITE WITHOUT COMMAND ENCRYPTION)

        The above price shall be subject to escalation from November 1996 to the date of option exercise.




                                         31


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                                                                SS/L-TP93002-01
                                                                   Amendment 16





        17.4   DELAYED LAUNCH

        If there is a delay in any Launch which is caused by exercising this option for any other reason which is not caused solely as a result of actions or inactions of the Contractor, then the Purchaser shall pay interest on the amount specified in Sub-Article 17.2 at the rate of LIBOR + 2% for the period of the delay.



        17.5   U.S. GOVERNMENT LICENSE

        Contractor shall obtain export licenses as required for each Satellite and Purchaser agrees to use its best efforts in assisting Contractor in such efforts. Contractor has no liability for costs, damages or expenses incurred by the Purchaser for any reason whatsoever, regarding any decision on the part of the U.S. Government with regard to the issuance of a license, or refusal to issue a license for Launch on a non-U.S. Launch Vehicle. Both Parties agree to abide by the provision of any license for Launch issued by the U.S.
        Government.

        17.6   PURCHASER'S DOCUMENTATION REQUIRED FOR LICENSE APPLICATION

        The Purchaser agrees to provide the Contractor with the Purchaser's documentation required for submitting any license request.



                                         32


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                                                                SS/L-TP93002-01
                                                                   Amendment 16





        17.7   OPTION TO LAUNCH OPTIONAL SATELLITE ON A FOREIGN LAUNCH VEHICLE

        The Purchaser may exercise the option to Launch the optional Satellite on a Foreign Launch Vehicle. Such option must be exercised at the time the option for an additional Satellite is exercised, and shall be in accordance with the terms of Article 17. The additional Price for Launching an optional Satellite on an Ariane Launch Vehicle shall be as follows:

                      Launch on Ariane      $525,000
                      (Satellite without Command Encryption)

        Prices quoted above represent excess costs over a Launch on an Atlas Launch Vehicle, on an Atlas Launch Vehicle. The above Prices shall be escalated in accordance with the formula in Article 5 from November 1996 to the date the option is exercised.





                                         33


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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 22.  INDEMNITY - PERSONAL INJURY/PROPERTY DAMAGE

        22.1   CONTRACTOR INDEMNIFICATION OF THE PURCHASER

        The Contractor shall indemnify and hold harmless the Purchaser from any loss, damage, claims, liability, and causes of action for injury or death of any person, or for damage to, or destruction of, property (excluding any Satellite provided under this Contract following the Launch of such Satellite) arising out of negligent acts or omissions by the Contractor or any of its subcontractors occurring at or before the Launch of the last Satellite to be ordered under this Contract, to the extent of such loss, damage, claims, liabilities or cause for action, except in cases involving fault or negligence on the part of the Purchaser. The Contractor's responsibility with respect to items delivered hereunder shall be solely governed by the provisions of
        Article 25, WARRANTY.

        22.2   PURCHASER INDEMNIFICATION OF CONTRACTOR

        The Purchaser shall indemnify and hold harmless the Contractor from any loss, damage (not including any lost profits or consequential damages), claims, liability, and causes of action for injury or death of any person, or for damage to or destruction of property arising out of negligent acts or omissions by the Purchaser and its Consultants occurring at or before the Launch of the last Satellite to be ordered under this Contract, to the extent of such loss, damage, claims, liabilities or cause for action, except in cases involving fault or negligence on the part of the Contractor.

        22.3   PROPERTY DAMAGE INSURANCE

        Contractor certifies that as of the effective date of this Contract it has all-risk property insurance and will maintain such policy through completion of this Contract.



                                         41


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                                                                SS/L-TP93002-01
                                                                   Amendment 16





        The Contractor's termination claim under Sub-Article 24.4 (a) through
        (d) shall be forwarded to the Purchaser within 90 days of the Contractor's notice of termination to the Purchaser. The Purchaser may require at its expense that the Contractor's claim for the above costs be verified by an independent party. Such verification would exclude Contractor's Proprietary Data.

        24.5   RESIDUAL INVENTORY

        Following the submission of the Contractor's termination claim to the Purchaser, the Contractor shall dispose of the residual inventory using its best efforts to purchase or sell any parts, components, boxes or subsystems originally bought or manufactured for the Contract on the best terms possible in the circumstances. In the event the amount of the Contractor's termination claim exceeds the amounts paid to the Contractor to the date of termination, the Contractor shall apply the amounts received from the disposal of the Contract inventory to the termination claim. In the event that payments to the Contractor by the Purchaser to the date of termination, plus the amount received from the disposal of the Contract inventory, is in excess of the Contractor's termination claim, then the amount of that excess shall be retained by the Contractor as an offset against lost profits or other damages due to the Contractor under Sub-Article 24.4 (e) . At the conclusion of the Contractor's claim for lost profits and damages allowed under Sub-Article 24.4 (e) , any excess shall be returned to the Purchaser. In the event that the amount available from the Letter of Credit, plus the amount paid to the Contractor to the date of termination, plus the amount received by the



                                         45


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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 27.  CHANGES

        27.1   CHANGE IN SCOPE OF WORK

        The Purchaser-desired changes to the Scope of Work may be implemented provided the Parties agree in advance upon a mutually satisfactory Contract adjustment regarding Price, schedule, and other provisions of the Contract affected by such changes. Any such change shall become effective only upon the execution by the Parties of an amendment to this Contract incorporating such changes and the resulting adjustment. The Contractor shall have no obligation to proceed with the Purchaser-desired changes prior to the execution of such an amendment or receipt of a funded Authorization to Proceed (ATP) wherein the Purchaser assumes the cost of the Contractor's performance on the desired change.

        27.2   CHANGES IN UPLINK FREQUENCIES

        Purchaser, at no additional cost or change in delivery, may direct Contractor to make changes to the payload receive center frequency, Exhibit B: 2.2.1, to be within the range of 7031.25 to 7072.50 MHz; and the on-orbit command uplink center frequency, Exhibit B: 2.4.2.1.2, to within the range of 7025 to 7075 MHz, provided such changes be made no later than 30 September 1997.



                                         50


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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 29.  LAUNCH DATES

        The Purchaser will establish the Launch Vehicle supplier and Launch dates for each of the Satellites consistent with the schedule for delivery provided under this Contract, within six months after 11 September 1997 for the first and second Satellites, and, for the third Satellite, eighteen months prior to its scheduled delivery. The Purchaser will advise the Contractor, in writing, of the Launch Vehicle supplier and the Launch dates established.

        29.1   DELAYED LAUNCH

        The Parties agree that the Purchaser shall reimburse the Contractor by means of an equitable adjustment in Contract Price, schedule and other affected terms of this Contract, if a scheduled Launch date is postponed and such postponement is not attributable to acts or omissions of the Contractor.



                                         52


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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 34.  RESERVED


                                         57


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                                                                SS/L-TP93002-01
                                                                   Amendment 16



Intentionally left blank



                                         58


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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 35.  SATELLITE GROUND STORAGE OPTION

        35.1   NOTIFICATION

        The Purchaser may, at its option to be exercised no later than three (3) months prior to the projected delivery date of the first or second Satellite, order the Contractor to store a Satellite for a period of up to two years after Interim Acceptance of the Satellite. In the case of the third Satellite to be delivered hereunder, Purchaser may, also at its option, order the Contractor to provide ground storage for the Satellite up to two years after Final Acceptance of the Satellite.

        35.2   STORAGE LOCATION

        Such storage shall be performed at a Contractor controlled facility and shall be conducted in accordance with the Satellite Storage Plan described in Section 8 of Exhibit D, Program Test Plan.



        35.3   STORAGE AND VERIFICATION TESTING PRICES

        The storage price for a Satellite at Contractor's storage facility is $30,000 per month of storage. Upon removal of a Satellite from storage, verification testing shall be conducted. The price of such verification tests shall be $122,000, if the Satellite storage was for six (6) months or less, or, $1,075,000, if the Satellite storage was greater than six
        (6) months through twenty-four (24) months after exercise of this option.

        For a Satellite stored for two (2) years, Purchaser shall notify Contractor of its desire to have such Satellite refurbished or to continue ground storage of a Satellite for up to an additional twelve
        (12) months beyond the period specified in Article 35.1. Within ninety
        (90) days after Contractor's receipt of Purchaser's notice electing refurbishment or continued Ground Storage, Contractor shall provide Purchaser with (i) a plan for refurbishment and a retest plan to rectify the Satellite as Launch-worthy or (ii) a plan for continued ground storage, in either case together with proposed adjustments to applicable provisions.






                                         59


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                                                                SS/L-TP93002-01
                                                                   Amendment 16



        35.4   PAYMENTS

        If the storage option is exercised, the following payment schedule shall be adopted subject to the total storage period ordered. The monthly storage charge referred to in Sub-Article 35.3 shall be paid commencing thirty (30) days from the date the Satellite is stored and continuing each month until the Purchaser directs the Contractor to remove the Satellite from storage, conduct the verification tests and ship the Satellite to the Launch Site. Payment for the verification testing shall be made 30 days after the Contractor issues an invoice for such


                                         59.1


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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 36.  NOTICES

        Any notices or correspondence required or desired to be given or made hereunder shall be in writing and shall be effective when delivered to an authorized recipient party at the address indicated below:

               PURCHASER:           CD Radio Inc.
                                    1001 22nd Street, NW
                                    6th Floor
                                    Washington, DC  20037

                                    Attention: Mr. R. D. Briskman
                                    Phone: 202 296 6840
                                    Fax:   202 296 6265

               CONTRACTOR:          Space System/LORAL
                                    3825 Fabian Way
                                    Palo Alto, California 94303-4697

                                    Attention: Glenn Halperin ( M/S PS-1)
                                    Phone: (415) 852-5673
                                    FAX No. (415) 852-7508


        Either party may change the above notice address by giving written notice to the other party of said change.



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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 39.  Reserved



                                         66


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                                                                SS/L-TP93002-01
                                                                   Amendment 16





ARTICLE 40.  EXTENDED MISSION OPERATIONS SUPPORT OPTION

        For 24 months from the date of 11 September 1997, the Purchaser shall have the option to direct the Contractor, in writing, to provide Extended Mission Operations Support in accordance with Exhibit A. This support shall last for six (6) months from the completion of IOT Summary Review of the first Satellite delivered hereunder. The ROM estimate for providing Extended Mission Operations support is as follows: $500,000.






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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 41.  SUPPORT FOR INVESTIGATION OF SATELLITE ANOMALIES

        In the event that a Launched Satellite experiences anomalies during its operational life, the Contractor will provide reasonable support by qualified personnel to investigate said anomalies from Palo Alto, CA. The Contractor shall use its best efforts to identify the cause of the anomaly and to provide operational procedures to avoid such an anomaly occurring again. The above effort shall be provided on the verbal request of the Purchaser which shall be confirmed in writing within 24 hours of the time of the verbal request.



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                                                                SS/L-TP93002-01
                                                                   Amendment 16



ARTICLE 44.  DARS LICENSE

        It is agreed between the Parties that if Purchaser (or its successor) cannot enter the DARS business due to actions of the U.S. Government which deny Purchaser the license to enter into the DARS business and such denial is due to circumstances beyond Purchaser's control, this Contract shall terminate upon receipt of written notification by Purchaser to Contractor of such condition accompanied by appropriate documentation from the regulatory agency.

        In the event of termination under this Article, Purchaser shall pay Contractor within thirty (30) days of invoice (1) Contractor's incurred costs for all work performed prior to termination, (2) termination related costs including those resulting from termination of subcontractor or vendor contracts, plus (3) a reasonable profit on the costs of (1) and (2) above less any payments made by Purchaser on this Contract prior to termination.

        Upon termination of this Contract under the terms of this Article, the rights, obligations and liabilities of all Parties with respect to this entire Contract shall thereupon terminate (unless the Parties have expressly agreed otherwise, and except for articles that by their nature are intended to be applicable following such termination under this Article), and Contractor shall not be obligated to deliver any additional items under this Contract.

        This Article shall become null and void once the DARS license issued to Purchaser (or to any successor entity) is no longer subject to reconsideration by the U.S. Government.


                                         71


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                                                                SS/L-TP93002-01
                                                                   Amendment 16




                                       CD RADIO
                                     PAYMENT PLAN
                                 (Amounts in Millions)

Payment           Due Date     Payment    Payment Amount                        Milestone
Month                           Number         ($M)
        EDC                          1                 0.10            Effective Date of Contract
----------- -------------- ----------- -------------------- -------------------------------------------------
1-5              11 Apr 97           2                 6.50            Headstart Schedule Payment
----------- -------------- ----------- -------------------- -------------------------------------------------
6               11 Sept 97           3                24.65                 Schedule Payment
----------- -------------- ----------- -------------------- -------------------------------------------------
9                11 Dec 97           4                18.15                Conduct System PDR
----------- -------------- ----------- -------------------- -------------------------------------------------
12               11 Mar 98           5                18.15                Conduct System CDR
----------- -------------- ----------- -------------------- -------------------------------------------------
12               11 Mar 98           5                 6.50               Start Third Satellite
----------- -------------- ----------- -------------------- -------------------------------------------------
15               11 Jun 98           6        (18.15*) 8.15    Deliver Preliminary CIL (Config. I.D.List)
----------- -------------- ----------- -------------------- -------------------------------------------------
16               11 Jul 98           7                 5.25                 Schedule Payment
----------- -------------- ----------- -------------------- -------------------------------------------------
18              11 Sept 98           8        (18.20*) 8.20            Complete Comm Panels (PM-1)
----------- -------------- ----------- -------------------- -------------------------------------------------
19               11 Oct 98           9                 6.60                 Schedule Payment
----------- -------------- ----------- -------------------- -------------------------------------------------
21               11 Dec 98          10                18.20          Complete PM-1 Central Cylinder
----------- -------------- ----------- -------------------- -------------------------------------------------
22               11 Jan 99          11                 9.00                 Schedule Payment
----------- -------------- ----------- -------------------- -------------------------------------------------
24               11 Mar 99          12                18.20    Submit Satellite orbital Oper Hdbk, vol. 1
----------- -------------- ----------- -------------------- -------------------------------------------------
25               11 Apr 99          13                10.10                 Schedule Payment
----------- -------------- ----------- -------------------- -------------------------------------------------
28               11 Jul 99          14                11.20                 Schedule Payment
----------- -------------- ----------- -------------------- -------------------------------------------------
28               11 Jul 99          14                10.30                 Schedule Payment
----------- -------------- ----------- -------------------- -------------------------------------------------
29               11 Aug 99          15                19.20             Ship PM-1 to Launch Site
----------- -------------- ----------- -------------------- -------------------------------------------------
30              11 Sept 99          16                 2.20               Complete IOT on PM-1
----------- -------------- ----------- -------------------- -------------------------------------------------
31               11 Oct 99          17                 8.10                 Schedule Payment
----------- -------------- ----------- -------------------- -------------------------------------------------
33               11 Dec 99          18                13.20             Ship PM-2 to Launch Site
----------- -------------- ----------- -------------------- -------------------------------------------------
34               11 Jan 00          19                 6.50                 Schedule Payment
----------- -------------- ----------- -------------------- -------------------------------------------------
36               11 Mar 00          20                 2.05                Compete IOT on PM-2
----------- -------------- ----------- -------------------- -------------------------------------------------
37               11 Apr 00          21                 8.45                 Schedule Payment
----------- -------------- ----------- -------------------- -------------------------------------------------
40               11 Jul 00          22                 7.05            Complete Satellite Testing
----------- -------------- ----------- -------------------- -------------------------------------------------
44               11 Nov 00          23                 5.75                     Ship PM-3
----------- -------------- ----------- -------------------- -------------------------------------------------
56               11 Nov 01          24                5.00*                 Schedule Payment
----------- -------------- ----------- -------------------- -------------------------------------------------
60               11 Mar 02          25                5.00*                 Schedule Payment
----------- -------------- ----------- -------------------- -------------------------------------------------
68               11 Nov 02          26                5.00*                 Schedule Payment
----------- -------------- ----------- -------------------- -------------------------------------------------
72               11 Mar 03          27                5.00*                 Schedule Payment
----------- -------------- ----------- -------------------- -------------------------------------------------
Total                                                271.75

* Ten Million Dollars (U.S.$10,000,000) each from milestones six (6) and eight
(8) will be deferred to milestones twenty-four (24) through twenty-seven (27) in accordance with Article 5.6. Deferral of payment
                               Program Payment Schedule
                                One Optional Spacecraft
                                    Per Article 14


Payment Month    Payment Number                 Ordered                Ordered
ARO                                  Prior to 11 Apr 98     (Prior to 9 Apr 99
                                             ($000,000)             ($000,000)
-------------    --------------      ------------------     ------------------
0                             1                    $6.5                   $6.9
4                             2                    $5.1                   $5.6
7                             3                    $6.4                   $6.7
10                            4                    $8.8                   $9.3
13                            5                    $9.9                  $10.5
16                            6                   $10.3                  $11.1
19                            7                    $7.9                   $8.5
22                            8                    $6.3                   $6.6
25                            9                    $8.3                   $8.7
28                           10                    $6.9                   $7.1
32                           11                    $5.6                   $5.5
Total                                             $82.0                  $86.5






                                        A-1


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                                                                SS/L-TP93002-01
                                                                   Amendment 16


                                     Attachment B


Reserved

                                        B-1